                                                                    EXHIBIT 10.9

           SCHEDULE OF NON-QUALIFIED STOCK OPTION AGREEMENTS UNDER
                     THE 1996 NON-EMPLOYEE DIRECTOR PLAN

NAME                                          NUMBER OF SHARES
----                                          ----------------

Frank T. Cary                                       12,000

Harry Crutcher III                                  12,000

William R. Delk                                     12,000

Donald R. Hollis                                    12,000

Carl M. Mueller                                     12,000

Bernard F. Sergesketter                             12,000

Henry F. Skelsey                                    12,000
